EXHIBIT 10.130

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INOTERA/MICRON CONFIDENTIAL

OMNIBUS IP AGREEMENT
This OMNIBUS IP AGREEMENT (“Agreement”) is made and entered into on this 17th day of January, 2013, by and between Micron Technology, Inc., a Delaware corporation with a principal place of business at 8000 South Federal Way, Boise, Idaho 83707 U.S.A. (“Micron”), and Inotera Memories, Inc. (Inotera Memories, Inc. [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“ROC”), having offices at 667 Fu Hsing 3rd Road, Hwa Ya Technology Park, Kueishan, Taoyuan 333, Taiwan (“Inotera”). Each of Micron and Inotera may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS
WHEREAS, prior to the date of this Agreement, Micron, MNL, NTC and Inotera (the “Prior JV Parties”) entered into certain agreements with each other relating to the ownership, governance and operation of Inotera and regarding certain business relationships among the Prior JV Parties (such agreements as amended prior to the date of this Agreement, the “Prior JV Documents”);
WHEREAS, upon the Closing (as defined hereinafter), certain of the Prior JV Documents will be terminated, including all the provisions therein that purport to survive termination, and certain other of the Prior JV Documents will be terminated with certain provisions therein to survive in the same or amended form;
WHEREAS, Micron, MNL and Inotera are willing to permit such modifications and terminations in connection with the transactions contemplated by the Master Agreement (as defined hereinafter);
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:

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ARTICLE I
DEFINITIONS; CERTAIN INTERPRETIVE MATTERS
1.1    Definitions.
In addition to the terms defined elsewhere in this Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth below:
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.
“Agreement” shall have the meaning set forth in the preamble to this Agreement.
“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.
“Closing” means the time contemplated by Section 5.1 of the Master Agreement, upon which the various deliveries and actions that are contemplated by the Master Agreement to take place at the “Closing” shall have occurred.
“Confidential Information” means that information deemed to be “Confidential Information” under the MCA if disclosed on or after April 21, 2008 and prior to the Effective Date, or information that meets the definition of Confidential Information as set forth in the Micron-Inotera NDA if provided, disclosed, obtained or accessed on or after the Effective Date.
“Effective Date” means January 1, 2013.
“GAAP” means, with respect to Micron, United States generally accepted accounting principles, and with respect to Inotera, ROC generally accepted accounting principles, in each case, as consistently applied by the Party for all periods at issue.
“Governmental Entity” means any governmental authority or entity of any country in the world, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof.
“Inotera” has the meaning set forth in the Preamble to this Agreement.
“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world. The term “IP Rights” does not include any rights to Patent(s) or rights in trademarks.

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“JDP Agreement” means that certain Amended and Restated Joint Development Program Agreement by and between Micron and NTC effective as of November 26, 2008.
“JDP-CSA Agreement” means that certain Joint Development Program and Cost Sharing Agreement by and between Micron and NTC effective as of April 9, 2010.
“JDP Inventions” means all discoveries, improvements, inventions, developments, processes or other technology, whether patentable or not, that is/are conceived by one or more Representatives of one or more of the Parties in the course of activities conducted under the JDP Agreement or the JDP-CSA Agreement prior to the Effective Date.
“JDP Process Node” means any Process Node resulting from the research and development activities of the Parties pursuant to the JDP Agreement or the JDP-CSA Agreement.
“JDP Work Product” means the tangible work product created prior to the Effective Date under either the JDP Agreement or the JDP-CSA Agreement in the performance of any SOW, including all documentation, records, Software, methodology, drawings, masks, databases and other tangible materials created in performing any SOW, regardless of the form in which such work product is originally created or thereafter reproduced, translated, converted or stored.
“Joint Venture Agreement” means that certain Joint Venture Agreement dated the date hereof, by and among MNL, Numonyx B.V., MTAP and NTC.
“Joint Venture Documents” has the meaning set forth in the Joint Venture Agreement.
“Master Agreement” means that certain Master Agreement, dated as of the date hereof, among Micron, MNL, Numonyx B.V., MTAP, MSA, NTC, and Inotera.
“Mask Work Rights" means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.
“MCA” means that certain Second Amended and Restated Mutual Confidentiality Agreement dated as of November 26, 2008, among NTC, NTC's Subsidiaries (as defined therein), Micron, Micron's Subsidiaries (as defined therein), MNL, MeiYa and Inotera, as amended by Amendment No. 1 on April 9, 2010, and terminated pursuant to this Agreement.
“MCA Termination” has the meaning set forth in Section 2.3.
“MeiYa” means MeiYa Technology Corporation (MeiYa Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China.
“Micron” shall have the meaning set forth in the preamble to this Agreement.

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“Micron-Inotera NDA” means that certain Micron-Inotera Mutual Nondisclosure Agreement, dated as of the date hereof, between Micron and Inotera.
“MNL” means Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands.
“MSA” means Micron Semiconductor Asia Pte. Ltd., a private limited company organized under the laws of Singapore.
“MTAP” means Micron Technology Asia Pacific, Inc., an Idaho corporation.
“NTC” means Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China.
“Numonyx B.V.” means Numonyx Holdings B.V., a private limited liability company organized under the laws of the Netherlands.
“Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement.
“Patents” means all issued and unexpired patents issued by a Governmental Entity, including any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.
“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.
“Prior JV Documents” shall have the meaning set forth in the recitals to this Agreement.
“Prior JV Parties” shall have the meaning set forth in the recitals to this Agreement.
“Process Node” means a collection of process technology and equipment that enables the production of semiconductor wafers for a particular minimum repeatable half pitch of a device (minimum physical feature size or line width) and often designated by the size of such pitch (e.g., the 68 nm Process Node or the 50 nm Process Node, etc.).
“Representative” means with respect to a Party, any director, officer, employee, agent or Contractor of such Party or a professional advisor to such Party, such as an attorney, banker or financial advisor of such Party who is under an obligation of confidentiality to such Party by contract or ethical rules applicable to such Person.
“Supply Agreement” means that certain Supply Agreement dated the date hereof, among Micron, MSA and Inotera.

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“Third Party” means any Person other than NTC, Micron or Inotera or any of their respective Affiliates.
“TTA” means that certain Technology Transfer Agreement dated November 26, 2008, among the Parties and NTC, as amended by Amendment No. 1 as of April 9, 2010, Addendum No. 1 as of April 9, 2010, and Addendum No. 2 as of June 8, 2011..
“TTA Termination” shall have the meaning set forth in Section 2.2 to this Agreement.
“TTA 68-50” shall have the meaning set forth in Section 2.1 to this Agreement.
“TTA 68-50 Termination” shall have the meaning set forth in Section 2.1 to this Agreement.
“TTLA” means that certain Second Amended and Restated Technology Transfer and License Agreement effective April 9, 2010, between Micron and NTC.
1.2    Certain Interpretive Matters.
(a)    Unless the context requires otherwise, (i) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP, (iii) words in the singular include the plural and vice versa, (iv) the term “including” means “including without limitation,” and (v) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof. All references to “day” or “days” mean calendar days, and all references to “quarter(ly),” “month(ly)” or “year(ly)” mean Fiscal Quarter, Fiscal Month or Fiscal Year, respectively, unless the context requires otherwise.
(b)    No provision of this Agreement will be interpreted in favor of, or against, any Party by reason of the extent to which (i) such Party or its counsel participated in the drafting thereof, or (ii) such provision is inconsistent with any prior draft of this Agreement or such provision.

ARTICLE II
TERMINATIONS WITH SURVIVAL/AMENDMENTS
2.1    Technology Transfer Agreement for 68-50nm Process Nodes. The Technology Transfer Agreement for 68-50nm Process Nodes (“TTA 68-50”) is hereby terminated (including any provisions that, pursuant to the TTLA 68-50, are expressly stated to survive termination) effective retroactively as of the Effective Date (“TTA 68-50 Termination”). Following the effectiveness of the TTA 68-50 Termination:

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(a)    all of the technology transfer obligations set forth in Article 2 of the TTA 68-50 shall be deemed satisfied, and Micron shall have no further obligation of whatever sort or nature with respect to the transfer of such technology, or with respect to the provision of wafers or engineering services to, Inotera;
(b)    Inotera shall have no claim or right under any provision of the TTA 68-50 [***]; and
(c)    as a result of such TTA 68-50 Termination, Inotera shall have no obligation to cease the use or exploitation of any materials transferred to it from Micron pursuant to the TTA 68-50.
2.2    Technology Transfer Agreement. The TTA is hereby terminated (including any provisions that, pursuant to the TTA, are expressly stated to survive termination) effective retroactively as of the Effective Date (“TTA Termination”). Following the effectiveness of the TTA Termination:
(a)    Inotera shall no longer have any right under Section 2.1 of the TTA to receive a transfer from either Micron or NTC of any JDP Work Product or other technology;
(b)    any payments which had accrued under Article 3 of the TTA prior to the effectiveness of the TTA Termination and which remain outstanding as of the date hereof shall remain due and owing, and shall be paid pursuant to the provisions set forth in Article 3 of the TTA;
(c)    NTC shall have no further claim or right under [***] of the TTA with respect to [***] after the effectiveness of the TTA Termination, and shall further have no right of [***] with respect to such [***];
(d)    no Party shall have any obligations under Article 4 with respect to a Patent Review Committee;
(e)    Inotera shall be entitled to [***] (i) all inventions conceived [***], whether before the effectiveness of the TTA Termination or thereafter, and (ii) to the invention disclosures identified in Schedule 1, attached hereto, and, in the case of (i) and (ii), to [***] in its discretion [***] with respect to such inventions [***]; provided, however, that Inotera agrees to [***] under any such [***];
(f)    after the effectiveness of the TTA Termination, [***] shall have a right [***] with respect to the [***] of all [***] by one or more [***] agrees promptly to disclose to [***] any such [***] of which it becomes aware, and to cooperate with [***] during the [***] of any [***]; and

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(g)    the rights and obligations of Section 4.3(f) of the TTA shall survive the TTA Termination, and shall continue to be binding upon Inotera, both with respect to inventions, JDP Work Product, IP Rights or Patents conceived before and after the effectiveness of the TTA Termination, provided, however, that Inotera shall have no obligation to [***] with respect to [***].

2.3    Mutual Confidentiality Agreement. The MCA is hereby terminated (including any provisions that, pursuant to the TTLA, are expressly stated to survive termination) effective retroactively as of the Effective Date (“MCA Termination”). Following the effectiveness of the MCA Termination:
(a)    Sections 8(e) and 8(f) of the MCA shall survive MCA Termination and shall remain in effect;
(b)    Inotera shall have no right under Section 3 of the MCA to disclose any Confidential Information of Micron or NTC to any Third Party, and the obligations of Inotera under the MCA with respect to information disclosed to or received by Inotera on or after the effective date of the MCA and prior to January 1, 2013, shall continue in effect until five (5) years after Inotera is no longer supplying products to Micron pursuant to the Supply Agreement;
(c)    Section 8(c) of the MCA shall not become effective until five (5) years after Inotera is no longer supplying products to Micron; and
(d)    confidentiality obligations of the MCA otherwise applicable to Micron with respect to JDP Inventions, JDP Work Product, JDP Process Nodes, JDP Designs or IP Rights or rights to Patents therein shall be superseded and replaced by the amendments to the JDP Agreement, but no other confidentiality obligations under the MCA shall survive or be applicable as to Micron.

ARTICLE III
MISCELLANEOUS
3.1    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Party hereto; provided, however, neither this Agreement nor any right or obligation hereunder may be assigned or delegated by any Party in whole or in part to any other Person, including, without limitation, by merger, operation of law, or through the transfer of all or substantially all of the equity, assets, or business of a Party to this Agreement, without the prior written consent of the non-assigning Party. Any purported assignment in violation of the provisions of this Section 3.1 shall be null and void and have no effect.

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3.2    Compliance with Laws and Regulations. Each of the Parties shall comply with, and shall use reasonable efforts to require that its respective subcontractors comply with, Applicable Laws relating to this Agreement and the performance of such Party's obligations hereunder.
3.3    Notice. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmation of delivery by a standard overnight or recognized international carrier, or (c) delivery in person, addressed at the following addresses (or at such other address for a Party as shall be specified by like notice):

In the case of Micron:

Micron Technology, Inc. 8000 S. Federal Way Mail Stop 1-507 Boise, ID 83716 Attn: General Counsel Facsimile: (208) 368-1309

In the case of the Inotera:

Inotera Memories, Inc. (Inotera Memories, Inc. [Translation from Chinese])
667, Fuhsing 3rd Road
Hwa-Ya Technology Park
Kueishan, Taoyuan
Taiwan, R.O.C.
Attn: Head of Legal & IP Office
Facsimile: 886-3-327-2988 Ext.3385

3.4    Waiver. The failure at any time of a Party to require performance by another Party of any responsibility or obligation required by this Agreement shall in no way affect a Party's right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by another Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.
3.5    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force and effect in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include

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a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the Parties shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.
3.6    Third Party Rights. Nothing in this Agreement, whether express or implied, is intended, or shall be construed, to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto and their respective Subsidiaries, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein. The Subsidiaries of the Parties hereto are third party beneficiaries of this Agreement with respect to, and to the extent, provisions of this Agreement expressly apply to such Subsidiaries.
3.7    Amendment. This Agreement may not be modified or amended except by a written instrument executed by, or on behalf of, each of the Parties.
3.8    Entire Agreement. This Agreement, together with Schedule 1 and the applicable terms of the other Joint Venture Documents, constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, amendments and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof, provided however that, in the event that any right, obligation or other provision of this Agreement conflicts with any right, obligation or provision of that certain Waiver and Consent Side Letter Agreement, entered into by and between the Parties and effective October 11, 2012, as amended, the Waiver and Consent Side Letter Agreement shall prevail, and the Parties shall conduct their affairs to give effect to such rights, obligations or provisions as are set forth in the Waiver and Consent Side Letter Agreement.
3.9    Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without giving effect to its conflict of laws principles.
3.10    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the state or federal courts located in California, and each of the Parties hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.
3.11    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

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3.12    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

MICRON TECHNOLOGY, INC.

By:	/s/ Michael W. Sadler
Name: Michael W. Sadler
Title: Vice President of Corporate Development

THIS IS A SIGNATURE PAGE FOR THE OMNIBUS IP AGREEMENT ENTERED INTO BY AND BETWEEN MICRON AND INOTERA

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INOTERA MEMORIES, INC.

By:	/s/ Pei-Ing Lee
Name: Pei-Ing Lee
Title: Supervisor

THIS IS A SIGNATURE PAGE FOR THE OMNIBUS IP AGREEMENT ENTERED INTO BY AND BETWEEN MICRON AND INOTERA